Exhibit 99.1

Fabrinet Announces Third Quarter Fiscal-Year 2016 Financial Results

BANGKOK, Thailand – May 2, 2016 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third fiscal quarter ended March 25, 2016.

Tom Mitchell, Chief Executive Officer of Fabrinet, said, “We delivered a strong third quarter with revenue and earnings per share above expectations. In the third quarter we particularly benefited from positive trends in the optical industry, which resulted in higher than expected demand from new customer programs and increasing production from existing customer programs. With robust industry trends, we expect the momentum we are experiencing to continue into the fourth quarter. Construction on the first building of our new campus in Thailand is progressing faster than anticipated. While we have sufficient capacity to meet near-term demand, we now expect the building, which will significantly increase our capacity, to be completed by the end of the first quarter of fiscal-year 2017 with first customer shipments beginning in the third quarter. Our new campus will ultimately more than double our manufacturing space, enabling us to continue to scale our business for many years.”

Third Quarter Fiscal-Year 2016 Financial Highlights

GAAP Results

•	Revenue was $250.9 million for the third quarter of fiscal year 2016, an increase of 32% compared to total revenue of $189.5 million for the comparable period in fiscal year 2015.

•	GAAP net income for the third quarter of fiscal year 2016 was $20.8 million, compared to GAAP net income of $10.8 million in the third quarter of fiscal year 2015.

•	GAAP net income per diluted share for the third quarter of fiscal year 2016 was $0.56, compared to GAAP net income per diluted share of $0.30 in the third quarter of fiscal year 2015.

Non-GAAP Results

•	Non-GAAP net income in the third quarter of fiscal 2016 was $20.8 million, an increase of 60% compared to non-GAAP net income of $13.0 million in the same period a year ago.

•	Non-GAAP net income per diluted share in the third quarter of fiscal 2016 was $0.56, an increase from non-GAAP net income per diluted share of $0.36 in the same period a year ago.

Business Outlook

Based on information available as of May 2, 2016, Fabrinet is issuing guidance for the fourth quarter of fiscal 2016 ending June 24, 2016, as follows:

•	Fabrinet expects fourth quarter revenue to be in the range of $260 million to $264 million.

•	GAAP net income per diluted share is expected to be in the range of $0.55 to $0.57, based on approximately 37.2 million fully diluted shares outstanding.

•	Non-GAAP net income per diluted share is expected to be in the range of $0.59 to $0.61, based on approximately 37.2 million fully diluted shares outstanding.

Conference Call Information

What:	Fabrinet Third Quarter Fiscal-Year 2016 Financial Results Conference Call
When:	Monday, May 2, 2016
Time:	5:00 p.m. ET
Live Call:	(888) 357-3694, domestic (253) 237-1137, international Passcode: 94054682
Replay:	(855) 859-2056, domestic (404) 537-3406, international Passcode: 94054682
Webcast:	http://investor.fabrinet.com (live and replay)

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This press release and any other information related to the call will also be posted on Fabrinet’s website at http://investor.fabrinet.com. A recorded version of this webcast will be available approximately two hours after the call and will be archived on Fabrinet’s website for a period of one year.

About Fabrinet

Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and test. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the People’s Republic of China and the United States of America. For more information visit: www.fabrinet.com.

Forward-Looking Statements

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include our expectation that we will complete construction of a new manufacturing building in Thailand in the first quarter of fiscal-year 2017 and continue to achieve profitable growth and scale our business, as well as all of the statements under the “Business Outlook” section regarding our expected revenue and GAAP and non-GAAP net income per share for the fourth quarter of fiscal-year 2016. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including the U.S., Thailand and the People’s Republic of China); delays in construction of our new manufacturing building in Thailand; and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our quarterly report on Form 10-Q, filed on February 2, 2016. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financials

The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company’s ongoing operational performance. Non-GAAP net income excludes share-based compensation expenses, executive separation costs, investigation costs, income related to flooding, expenses related to reduction in workforce, amortization of debt issuance costs and unrealized gain or loss on foreign currency. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in financial and operational decision making. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

SOURCE: Fabrinet

Investor Contact:

Garo Toomajanian

617-956-6728

ir@fabrinet.com

Fabrinet

Unaudited Condensed Consolidated Balance Sheets

As of March 25, 2016 and June 26, 2015

(in thousands of U.S. dollars, except share data)	March 25, 2016	June 26, 2015
Assets
Current assets
Cash and cash equivalents	$127,957	$112,978
Marketable securities	144,808	142,866
Trade accounts receivable, net	172,129	134,952
Inventory, net	149,982	130,613
Deferred tax assets	1,361	1,662
Prepaid expenses	2,381	2,135
Other current assets	5,136	1,833

Total current assets	603,754	527,039

Non-current assets
Property, plant and equipment, net	160,441	140,654
Intangibles, net	369	137
Deferred tax assets	1,455	2,249
Deferred debt issuance costs and others	2,511	2,424

Total non-current assets	164,776	145,464

Total Assets	$768,530	$672,503

Liabilities and Shareholders’ Equity
Current liabilities
Bank borrowings, including revolving loan and current portion of long-term loan from bank	$50,000	$36,000
Trade accounts payable	146,445	115,319
Income tax payable	1,323	1,470
Accrued payroll, bonus and related expenses	11,340	9,804
Accrued expenses	7,123	6,405
Other payables	12,713	12,050

Total current liabilities	228,944	181,048

Non-current liabilities
Long-term loans from bank, non-current portion	—	4,500
Deferred tax liability	696	737
Severance liabilities	6,200	5,477
Other non-current liabilities	1,990	1,797

Total non-current liabilities	8,886	12,511

Total Liabilities	237,830	193,559

Commitments and contingencies
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; No shares issued and outstanding as of March 25, 2016 and June 26, 2015)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 36,016,245 shares and 35,437,654 shares issued and outstanding as of March 25, 2016 and June 26, 2015, respectively)	360	354
Additional paid-in capital	98,120	89,390
Retained earnings	431,473	389,244
Accumulated other comprehensive income (loss)	747	(44)

Total Shareholders’ Equity	530,700	478,944

Total Liabilities and Shareholders’ Equity	$768,530	$672,503

Fabrinet

Unaudited Condensed Consolidated Statements of Operations and Comprehensive Income

For the three and nine months ended March 25, 2016 and March 27,2015

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share amounts)	March 25, 2016	March 27, 2015	March 25, 2016	March 27, 2015
Revenues	$250,888	$189,453	$700,359	$567,131
Cost of revenues	(219,711)	(167,796)	(614,678)	(503,907)

Gross profit	31,177	21,657	85,681	63,224
Selling, general and administrative expenses	(12,299)	(9,670)	(37,914)	(28,721)
Other income related to flooding	900	—	36	—
Expenses related to reduction in workforce	—	—	—	(1,153)

Operating income	19,778	11,987	47,803	33,350
Interest income	213	258	1,110	956
Interest expense	(335)	(125)	(1,156)	(375)
Foreign exchange gain (loss), net	3,080	(87)	(1,246)	(110)
Other income (expense)	57	(75)	266	(106)

Income before income taxes	22,793	11,958	46,777	33,715
Income tax expense	(1,971)	(1,113)	(4,549)	(3,108)

Net income	20,822	10,845	42,228	30,607

Other comprehensive income, net of tax:
Change in net unrealized gains on marketable securities	292	512	117	26
Change in net unrealized gains on derivatives instruments	722	—	674	—

Total other comprehensive income, net of tax	1,014	512	791	26

Net comprehensive income	$21,836	$11,357	$43,019	$30,633

Earnings per share
Basic	$0.58	$0.31	$1.18	$0.87
Diluted	$0.56	$0.30	$1.15	$0.85
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	35,964	35,406	35,785	35,328
Diluted	37,089	36,110	36,743	35,871

Fabrinet

Unaudited Condensed Consolidated Statements of Cash Flows

For the nine months ended March 25, 2016 and March 27, 2015

	Nine Months Ended
(in thousands of U.S. dollars)	March 25, 2016	March 27, 2015
Cash flows from operating activities
Net income for the period	$42,228	$30,607
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	12,793	9,322
Gain on disposal of property, plant and equipment	(13)	(41)
Loss from sales and maturities of available-for-sale securities	190	62
Amortization of investment premium	605	757
Amortization of deferred debt issuance costs	543	377
Income related to flooding	(828)	—
Proceeds from insurer in settlement of claims related to flood damage	272	—
(Reversal of) allowance for doubtful accounts	(7)	3
Unrealized loss (gain) on exchange rate and fair value of derivative instruments	2,406	(286)
Share-based compensation	7,782	5,806
Deferred income tax	1,054	137
Other non-cash expenses	1,171	1,153
(Reversal of) inventory obsolescence	(344)	332
Loss from written-off inventory	233	—
Changes in operating assets and liabilities
Trade accounts receivable	(37,015)	(18,832)
Inventory	(19,258)	(2,422)
Other current assets and non-current assets	(3,803)	(570)
Trade accounts payable	30,731	8,419
Income tax payable	(114)	(45)
Other current liabilities and non-current liabilities	2,730	5,702

Net cash provided by operating activities	41,356	40,481

Cash flows from investing activities
Purchase of marketable securities	(85,644)	(159,396)
Proceeds from sales of marketable securities	28,735	22,873
Proceeds from maturities of marketable securities	54,290	10,332
Purchase of property, plant and equipment	(33,545)	(42,980)
Purchase of intangibles	(274)	(34)
Proceeds from disposal of property, plant and equipment	62	46
Proceeds from insurer in settlement of equipment claims related to flood damage	556	—

Net cash used in investing activities	(35,820)	(169,159)

Cash flows from financing activities
Payment of debt issuance costs	(506)	(1,780)
Proceeds from revolving loans	18,000	30,000
Repayment of long-term loans from bank	(8,500)	(4,500)
Proceeds from issuance of ordinary shares under employee share option plans	3,326	736
Withholding tax related to net share settlement of restricted share units	(2,372)	(334)

Net cash provided by financing activities	9,948	24,122

Net increase (decrease) in cash and cash equivalents	15,484	(104,556)

Movement in cash and cash equivalents
Cash and cash equivalents at beginning of period	112,978	233,477
Increase (decrease) in cash and cash equivalents	15,484	(104,556)
Effect of exchange rate on cash and cash equivalents	(505)	25

Cash and cash equivalents at end of period	$127,957	$128,946

Non-cash investing and financing activities
Construction and equipment-related payables	$5,068	$4,170

Fabrinet

Unaudited Reconciliation of GAAP measures to non-GAAP measures

(in thousands of U.S. dollars, except per share data)

	Three Months Ended				Nine Months Ended
	March 25, 2016	March 25, 2016	March 27, 2015	March 27, 2015	March 25, 2016	March 25, 2016	March 27, 2015	March 27, 2015
	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	20,822	0.56	10,845	0.30	42,228	1.15	30,607	0.85
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	517	0.01	379	0.01	1,594	0.04	1,107	0.03

Total related to gross profit	517	0.01	379	0.01	1,594	0.04	1,107	0.03

Related to selling, general and administrative expenses:
Share-based compensation expenses	1,482	0.04	1,630	0.05	6,188	0.17	4,699	0.13
Executive separation costs	808	0.02	—	—	1,360	0.04	—	—
Investigation costs	—	—	—	—	—	—	4,100	0.11

Total related to selling, general and administrative expenses	2,290	0.06	1,630	0.05	7,548	0.21	8,799	0.25

Related to other incomes and other expenses:
Income related to flooding	(900)	(0.02)	—	—	(36)	(0.00)	—	—
Expenses related to reduction in workforce	—	—	—	—	—	—	1,153	0.03
Amortization of debt issuance costs	184	0.00	149	0.00	542	0.01	377	0.01
(Gain)/loss on foreign currency	(3,183)	(0.09)	—	—	2,296	0.06	—	—

Total related to other incomes and other expenses	(3,899)	(0.11)	149	0.00	2,802	0.08	1,530	0.04

Related to income tax expense (benefit):
Income tax expense (benefit)	1,119	0.03	—	—	1,119	0.03	(187)	(0.01)

Total related to income tax expense (benefit)	1,119	0.03	—	—	1,119	0.03	(187)	(0.01)

Total related to net income & EPS	27	0.00	2,158	0.06	13,063	0.36	11,249	0.31

Non-GAAP measures	20,849	0.56	13,003	0.36	55,291	1.50	41,856	1.16

Shares used in computing diluted net income per share
GAAP diluted shares		37,089		36,110		36,743		35,871
Non-GAAP diluted shares		37,089		36,110		36,743		35,871